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Exhibit 10.2(b)







                              INTERMET CORPORATION


                           2000 EXECUTIVE STOCK OPTION
                            AND INCENTIVE AWARD PLAN




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                              INTERMET CORPORATION

                           2000 EXECUTIVE STOCK OPTION
                            AND INCENTIVE AWARD PLAN

                                TABLE OF CONTENTS

ARTICLE 1.  Establishment, Purpose, and Duration..............................

        1.1  Establishment of the Plan........................................
        1.2  Purpose of the Plan..............................................
        1.3  Duration of the Plan.............................................

ARTICLE 2.  Definitions.......................................................

ARTICLE 3.  Administration....................................................

        3.1  The Committee....................................................
        3.2  Authority of the Committee.......................................
        3.3  Decisions Binding................................................

ARTICLE 4.  Shares Subject to the Plan........................................

        4.1  Number of Shares.................................................
        4.2  Lapsed Awards....................................................
        4.3  Adjustments In Authorized Shares.................................

ARTICLE 5.  Eligibility and Participation.....................................

ARTICLE 6.  Stock Options.....................................................

        6.1  Grant of Options.................................................
        6.2  Award Agreement..................................................
        6.3  Option Price.....................................................
        6.4  Duration of Options..............................................
        6.5  Exercise of Options..............................................
        6.6  Payment..........................................................
        6.7  Termination of Employment Due to Death,
               Disability or Retirement.......................................
        6.8  Termination of Employment for Other Reasons......................
        6.9  Nontransferability of Options....................................

ARTICLE 7.  Restricted Stock; Stock Awards....................................

        7.1  Grants...........................................................
        7.2  Restricted Period; Lapse of Restrictions.........................
        7.3  Rights of Holder; Limitations Thereon............................


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        7.4  Delivery of Unrestricted Shares..................................
        7.5  Nonassignability of Restricted Stock.............................

ARTICLE 8.  Beneficiary Designation...........................................

ARTICLE 9.  Deferrals.........................................................

ARTICLE 10.  Rights of Employees..............................................

        10.1  Employment......................................................
        10.2  Participation...................................................

ARTICLE 11.  Change in Control................................................

        11.1  Occurrence......................................................
        11.2  Definition......................................................

ARTICLE 12.  Amendment, Modification and Termination..........................

        12.1  Amendment, Modification and Termination.........................
        12.2  Awards Previously Granted ......................................
        12.3  Compliance With Code Section 162(m).............................

ARTICLE 13.  Withholding......................................................

        13.1  Tax Withholding.................................................
        13.2  Share Withholding...............................................

ARTICLE 14.  Indemnification..................................................

ARTICLE 15.  Successors.......................................................

ARTICLE 16.  Legal Construction...............................................

        16.1  Gender and Number...............................................
        16.2  Severability....................................................
        16.3  Requirements of Law.............................................
        16.4  Regulatory Approvals and Listing................................
        16.5  Securities Law Compliance.......................................
        16.6  Governing Law...................................................


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                              INTERMET CORPORATION

                           2000 EXECUTIVE STOCK OPTION
                            AND INCENTIVE AWARD PLAN

                 ARTICLE 1. ESTABLISHMENT, PURPOSE, AND DURATION

        1.1 Establishment of the Plan. Intermet Corporation, a Georgia corporation (hereinafter referred to as the "Company"), hereby establishes a stock option and incentive award plan known as the "Intermet Corporation Stock Option and Incentive Award Plan" (the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Awards, and Restricted Stock.

        The Plan shall become effective on the date it is approved by the Company's stockholders (the "Effective Date") and shall remain in effect as provided in Section 1.3.

        1.2 Purpose of the Plan. The purpose of the Plan is to secure for the Company and its stockholders the benefits of the incentive inherent in stock ownership in the Company by key employees who are largely responsible for its future growth and continued success. The Plan promotes the success and enhances the value of the Company by linking the personal interests of Participants to those of the Company's stockholders, and by providing Participants with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of Participants upon whose judgment, initiative and special effort the successful conduct of its operation largely depends.

        1.3 Duration of the Plan. The Plan shall commence on the Effective Date, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 12, until the day prior to the tenth (10th) anniversary of the Effective Date.

                             ARTICLE 2. DEFINITIONS

        Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

    (a) "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Awards, or Restricted Stock.

    (b) "Award Agreement" means an agreement entered into by each Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under this Plan.

    (c) "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

    (d) "Board" or "Board of Directors" means the Board of Directors of the Company.


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    (e) "Cause" means: (i) willful misconduct on the part of a Participant that is materially detrimental to the Company; or (ii) the conviction of a Participant for the commission of a felony or crime involving moral turpitude. Notwithstanding the foregoing, if the Participant has entered into an employment agreement that is binding as of the date of employment termination, and if such employment agreement defines "Cause," such definition of "Cause" shall apply to the Participant. "Cause" under either (i) or (ii) shall be determined by the Committee.

    (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

    (g) "Committee" means the committee appointed by the Board to administer the Plan with respect to grants of Awards, as specified in Article 3.

    (h) "Company" means Intermet Corporation, a Georgia corporation, or any successor thereto as provided in Article 15.

    (i) "Director" means any individual who is a member of the Board of Directors of the Company.

    (j) "Disability" shall have the meaning ascribed to such term in the Company long-term disability plan covering the Participant, or in the absence of such plan, a meaning consistent with Section 22(e)(3) of the Code.

    (k) "Employee" means any full-time, salaried employee of the Company, or the Company's Subsidiaries. Directors who are not otherwise employed by the Company or the Company's Subsidiaries shall not be considered Employees eligible to receive Awards under this Plan.

    (1) "Effective Date" shall have the meaning ascribed to such term in
        Section 1.1.

    (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

    (n) "Fair Market Value" shall be determined as follows:

        (i) If. on the relevant date, the Shares are traded on a national or regional securities exchange or on The Nasdaq Stock Market ("Nasdaq") and closing sale prices for the Shares are customarily quoted, on the basis of the closing sale price on the principal securities exchange on which the Shares may then be traded or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported;

        (ii)If, on the relevant date, the Shares are not listed on any securities exchange or traded on Nasdaq, but the Shares otherwise are publicly traded and reported on Nasdaq (but closing sale prices for the Shares are not customarily quoted), on the basis of the mean between the closing bid and asked quotations in such other over-the-counter market as reported by Nasdaq; but, if there are no bid and asked quotations in the over-the-counter market as reported by Nasdaq on that date, then the mean between the closing bid and asked quotations in the over-the-counter market as reported by Nasdaq on the last previous day such bid and asked prices were quoted; and


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        (iii)If, on the relevant date, the Shares are not publicly traded as described in (i) or (ii), on the basis of the good faith determination of the Committee.

    (o) "Incentive Stock Option" or "ISO" means an option to purchase Shares granted under Article 6 which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

    (p) "Insider" shall mean an Employee who is, on the relevant date, an officer or a director, or a ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to
        Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

    (q) "Named Executive Officer" means a Participant who, as of the date of vesting and/or payout of an Award is one of the group of "covered employees," as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

    (r) "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares granted under Article 6, and which is not intended to meet the requirements of Code Section 422.

    (s) "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

    (t) "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

    (u) "Participant" means an Employee who has outstanding an Award granted under the Plan.

    (v) "Person" shall have the meaning ascribed to such terms in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

    (w) "Retirement" shall have the meaning ascribed to such term in the Intermet Corporation Savings and Investment Plan.

    (x) "Restricted Stock" means an Award of restricted Shares granted in accordance with the terms of Article 7 and the other provisions of the Plan.

    (Y) "Shares" means the shares of Common Stock of the Company, par value $0.10 per share.

    (z) "Stock Award" means a grant of Shares under Article 7 that is not generally subject to restrictions and pursuant to which a certificate for the Shares is transferred to the Employee.

    (aa)"Subsidiary" means any corporation, partnership, limited liability company, joint venture or other entity in which the Company has a majority voting interest.

                            ARTICLE 3. ADMINISTRATION

        3.1 The Committee. The Plan shall be administered by the Compensation Committee of the Board, or by any other Committee appointed by the Board that is granted authority to administer the Plan, with


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such Committee consisting of not less than three (3) Directors who are
"non-employee directors" as defined by Rule 16b-3(a)(3) under the Exchange Act and who are "outside directors" as defined by Section 162(m) of the Code. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. The Committee shall be comprised solely of Directors who are eligible to administer the Plan pursuant to Rule 16b-3(d)(1) under the Exchange Act and who are "outside directors" as defined under Treas. Reg. Section 1.162-27(e)(3). However, if for any reason any member of the Committee does not qualify to administer the Plan, as contemplated by Rule 16b-3(d)(1) of the Exchange Act or Treas. Reg. Section 1.162-27(e)(3), the Board of Directors may appoint a new Committee member who complies with Rule 16b-3(a)(3) and Treas. Reg. Section 1.162-27(e)(3).

        3.2 Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have full power to select Employees who shall participate in the Plan (who may change from year to year); determine the size and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan, (including vesting provisions and the duration of the Awards); construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 12) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable in the Committee's opinion for the administration of the Plan. As permitted by law, the Committee may delegate its authority under this Plan.

        3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all Persons, including the Company, the stockholders, Employees, Participants and their estates and beneficiaries.

                      ARTICLE 4. SHARES SUBJECT TO THE PLAN

        4.1 Number of Shares. Subject to adjustment as provided in Section 4.3, the total number of Shares available for grant of Awards under the Plan shall be an aggregate of one million five hundred thousand (1,500,000) Shares. These Shares may, in the discretion of the Company, be either authorized but unissued Shares or Shares held as treasury shares, including Shares purchased by the Company. The following rules shall apply for purposes of the determination of the number of Shares available for grant under the Plan:

    (a) While an Option, Stock Award or Restricted Stock is outstanding, it shall be counted against the authorized pool of Shares, regardless of its vested status.

    (b) The grant of an Option, Stock Award, or Restricted Stock shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.

    4.2 Lapsed Awards. If any Award granted under this Plan is canceled, terminates, expires or lapses for any reason, any Shares subject to such Award shall again be available for the grant of an Award under the Plan. However, in the event that prior to the Award's cancellation, termination, expiration or lapse, the holder of the Award at any time received one or more "benefits of ownership" pursuant to such Award (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under Section 16 of the Exchange Act), the Shares subject to such Award shall not be made available for re-grant under the Plan.


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        4.3 Adjustments In Authorized Shares. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section
368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number and the Committee shall make such adjustments as are necessary to insure Awards of whole Shares.

                    ARTICLE 5. ELIGIBILITY AND PARTICIPATION

        Any key Employee of the Company, or of any Subsidiary, including any such Employee who is also a director of the Company, or of any Subsidiary, whose judgment, initiative and efforts contribute or may be expected to contribute materially to the successful performance of the Company or any Subsidiary shall be eligible to receive an Award under the Plan. In determining the Employees to whom such an Award shall be granted and the number of Shares which may be granted pursuant to that Award, the Committee shall take into account the duties of the respective Employees, their present and potential contributions to the success of the Company or any Subsidiary, and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan. No person who is a member of the Committee shall be eligible to be granted any Award under the Plan while so serving. Any person who is a Director of the Company, but who is not an Employee of the Company, or any Subsidiary of the Company shall not be eligible to be granted an Award under the Plan.




                            ARTICLE 6. STOCK OPTIONS

        6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Employees at any time and from time to time as shall be determined by the Committee. The Committee shall have discretion in determining the number of Shares subject to Options granted to each Participant; provided, however, that in the case of any ISO granted under the Plan, the aggregate Fair Market Value (determined at the time such Option is granted) of the Shares to which ISOs are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Subsidiary) shall not exceed $100,000. The Committee may grant a Participant ISOs, NQSOs or a combination thereof, and may vary such Awards among Participants. In no event, however, shall any Employee, who at the time he would otherwise be granted an option to purchase Shares owns (within the meaning of Section 424(d) of the Code) stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, be eligible to receive an Incentive Stock Option to purchase Shares hereunder. The maximum number of Options a Named Executive Officer can be granted under the Plan during a 12-month period is 100,000 Options.

        6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains and such other provisions as the Committee shall determine. The Option Agreement shall further specify


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whether the Option is intended to be an ISO within the meaning of Code Section
422, or an NQSO, which is not intended to fall under the provisions of Code
Section 422.

        6.3 Option Price. The Option Price for each grant of an ISO under this
Article 6 shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date the ISO is granted. The price at which each Share covered by each NQSO shall be purchased by an Optionee shall be established by the Committee, but in no event shall such price be less than eighty-five percent (85%) of the Fair Market Value (or such lower percentage of Fair Market Value as may be established by Internal Revenue Service rules or regulations as the limit for granting discounted stock options without causing immediate tax consequences to the Participant) of a Share on the date the Option is granted.

        6.4 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

        6.5 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. Except as the Committee may otherwise provide, Options granted under this Plan shall not generally be exercisable prior to twelve (12) months following the date of grant. Except as otherwise provided in the Award Agreement and Article 11, Options to purchase Shares shall be exercisable as follows:

    (a) Twenty-five percent (25%) of the total number of Shares originally covered by such Option may be purchased or exercised one (1) year after the date it is granted;

    (b) Fifty percent (50%) of the total number of Shares originally covered by such Option may be purchased or exercised two (2) years after the date it is granted;

    (c) Seventy-five percent (75%) of the total number of Shares originally covered by such Option may be purchased or exercised three (3) years after the date it is granted; and

    (d) One hundred percent (100%) of the total number of Shares originally covered by such Option may be purchased or exercised four (4) years after the date it is granted.

        The right to purchase Shares that are exercisable in periodic installments shall be cumulative so that when the right to purchase any Shares has accrued, such Shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option.

        6.6 Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash, or (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for the period required by law, if any, prior to their tender to satisfy the Option Price), or (c) by a combination of (a) and
(b). The Committee also may allow cashless exercises as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law. As soon as


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practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

        6.7 Termination of Employment Due to Death, Disability or Retirement. Unless otherwise provided by the Committee in the Award Agreement for the Options, the following rules shall apply in the event of the Participant's termination of employment due to death, Disability or Retirement:

    (a) Termination by Death. In the event the Participant dies while actively employed, all outstanding Options granted to that Participant shall immediately vest and shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date of death, whichever period is shorter, by (i) such person(s) as shall have been named as the Participant's beneficiary, (ii) such person(s) that have acquired the Participant's rights under such options by will or by the laws of descent and distribution or (iii) the Participant's estate or representative of the Participant's estate.

    (b) Termination by Disability. In the event the employment of a Participant is terminated by reason of Disability, all outstanding Options granted to that Participant shall immediately vest as of the date the Committee determines the definition of Disability to have been satisfied and shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date that the Committee determines the definition of Disability to have been satisfied, whichever period is shorter.

    (c) Termination by Retirement. In the event the employment of a Participant is terminated by reason of Retirement, all outstanding Options granted to that Participant shall immediately vest and shall remain exercisable at any time prior to their expiration date, or for three (3) years after the effective date of Retirement, whichever period is shorter.

    (d) Employment Termination Followed by Death. In the event that a Participant's employment terminates by reason of Disability or Retirement, and within the exercise period following such termination the Participant dies, then the remaining exercise period under outstanding Options shall equal the longer of: (i) one (1) year following death; or (ii) the remaining portion of the exercise period which was triggered by the employment termination. Such Options shall be exercisable by the persons specified in subsection (a) above.

        6.8 Termination of Employment for Other Reasons. If the employment of a Participant shall terminate for any reason other than the reasons set forth in
Section 6.7, all Options held by the Participant which are not vested as of the effective date of his employment termination shall be immediately forfeited to the Company (and shall once again become available for grant under the Plan). However, the Committee, in its sole discretion, shall have the right to immediately vest all or any portion of such Options, subject to such terms as the Committee, in its sole discretion, deems appropriate. In the event an Employee's employment is terminated by the Company for Cause, or such Employee voluntarily terminates his employment, the Option rights under any then vested outstanding Options shall terminate immediately upon termination of employment. If the Employee's employment is terminated by the Company without Cause, any Options vested as of his date of termination shall remain exercisable at any time prior to their expiration date or for one (1) year after his date of termination of employment, whichever period is shorter.

        6.9 Nontransferability of Options. Unless the Committee provides otherwise in the Award Agreement, no Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise


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alienated or hypothecated, other than by will, by the laws of descent and distribution, and any attempt to sell, transfer, pledge, assign or otherwise alienate or hypothecate an Option shall be null and void and of no force or effect, and all Options granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

                    ARTICLE 7. RESTRICTED STOCK; STOCK AWARDS

    7.1 Grants. The Committee may from time to time in its discretion grant Restricted Stock and Stock Awards to Employees and may determine the number of Shares of Restricted Stock or Stock Award to be granted. The Committee shall determine the terms and conditions of, and the amount of payment, if any, to be made by the Employee for, such Restricted Stock. A grant of Restricted Stock may require the Employee to pay for such Shares of Restricted Stock, but the Committee may establish a price below Fair Market Value at which the Employee can purchase the Shares of Restricted Stock. Each grant of Restricted Stock will be evidenced by an Award Agreement containing terms and conditions not inconsistent with the Plan as the Committee shall determine to be appropriate in its sole discretion.

        7.2 Restricted Period; Lapse of Restrictions. At the time a grant of Restricted Stock is made, the Committee shall establish a period or periods of time (the "Restricted Period") applicable to such grant which, unless the Committee otherwise provides, shall not be less than one year. Subject to the other provisions of this Section 7, at the end of the Restricted Period all restrictions shall lapse and the Restricted Stock shall vest in the Participant. At the time a grant is made, the Committee may, in its discretion, prescribe conditions for the incremental lapse of restrictions during the Restricted Period and for the lapse or termination of restrictions upon the occurrence of other conditions in addition to or other than the expiration of the Restricted Period with respect to all or any portion of the Restricted Stock. Such conditions may, but need not, include without limitation:

    (a) The death, Disability or Retirement of the Employee to whom Restricted Stock is granted, or

    (b) The occurrence of a Change in Control.

        The Committee may also, in its discretion, shorten or terminate the Restricted Period, or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the Restricted Stock at any time after the date the grant is made.

        7.3 Rights of Holder; Limitations Thereon. Upon a grant of Restricted Stock, a stock certificate (or certificates) representing the number of Shares of Restricted Stock granted to the Employee shall be registered in the Employee's name and shall be held in custody by the Company or a bank selected by the Committee for the Employee's account. Following such registration, the Employee shall have the rights and privileges of a stockholder as to such Restricted Stock, including the right to receive dividends and to vote such Restricted Stock, except that, the right to receive cash dividends shall be the right to receive such dividends either in cash currently or by payment in Restricted Stock, as the Committee shall determine, and except further that, the following restrictions shall apply:

    (a) The Employee shall not be entitled to delivery of a certificate until the expiration or termination of the Restricted Period for the Shares represented by such certificate and the satisfaction of any and all other conditions prescribed by the Committee;


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    (b) None of the Shares of Restricted Stock may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period and until the satisfaction of any and all other conditions prescribed by the Committee; and

    (c) All of the Shares of Restricted Stock that have not vested shall be forfeited and all rights of the Employee to such Shares of Restricted Stock shall terminate without further obligation on the part of the Company, unless the Employee has remained a full-time employee of the Company or any of its Subsidiaries, until the expiration or termination of the Restricted Period and the satisfaction of any and all other conditions prescribed by the Committee applicable to such Shares of Restricted Stock. Upon the forfeiture of any shares of Restricted Stock, such forfeited Shares shall be transferred to the Company without further action by the Employee and shall, in accordance with Section 4.2, again be available for grant under the Plan.

        With respect to any Shares received as a result of adjustments under
Section 4.3 hereof and any Shares received with respect to cash dividends declared on Restricted Stock, the Participant shall have the same rights and privileges, and be subject to the same restrictions, as are set forth in this
Section 7.

    7.4 Delivery of Unrestricted Shares. Upon the expiration or termination of the Restricted Period for any Shares of Restricted Stock and the satisfaction of any and all other conditions prescribed by the Committee, the restrictions applicable to such Shares of Restricted Stock shall lapse and a stock certificate for the number of Shares of Restricted Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions except any that may be imposed by law, to the holder of the Restricted Stock. The Company shall not be required to deliver any fractional Share but will pay, in lieu thereof, the Fair Market Value (determined as of the date the restrictions lapse) of such fractional share to the holder thereof. Prior to or concurrently with the delivery of a certificate for Restricted Stock, the holder shall be required to pay an amount necessary to satisfy any applicable federal, state and local tax requirements as set out in Article 13 below.

        7.5 Nonassignability of Restricted Stock. Unless the Committee provides otherwise in the Award Agreement, no grant of, nor any right or interest of a Participant in or to any Restricted Stock, or in any instrument evidencing any grant of Restricted Stock under the Plan, may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution.

                       ARTICLE 8. BENEFICIARY DESIGNATION

        Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company and shall be effective only when filed by the Participant, in writing, with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate. The spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of beneficiary or beneficiaries other than the spouse.



                              ARTICLE 9. DEFERRALS


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        The Committee may permit a Participant to defer to another plan or program such Participant's receipt of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or the vesting of Restricted Stock. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

                         ARTICLE 10. RIGHTS OF EMPLOYEES

    10.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company or a Subsidiary to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or a Subsidiary. For purpose of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

    10.2 Participation. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

                          ARTICLE 11. CHANGE IN CONTROL

    11.1 Occurrence. Upon the occurrence of a Change in Control, except as provided in the Award Agreement or unless otherwise specifically prohibited by the terms of Article 16 hereof:

    (a) Any and all Options granted hereunder shall become fully vested and immediately exercisable;

    (b) To the extent provided by the Committee in the Award, all restrictions on a grant of Restricted Stock shall lapse and such Restricted Stock shall be delivered to the Participant in accordance with Section 7.4; and

    (c) Subject to Article 12 hereof, the Committee shall have the authority to make any modifications to the Awards as determined by the Committee to be appropriate before the effective date of the Change in Control.

    11.2 Definition. For purposes of the Plan, a "Change in Control" shall be deemed to have occurred if:

  (a) An acquisition by any Person of Beneficial Ownership of the shares of Common Stock of the Company then outstanding (the "Company Common Stock Outstanding") or the voting securities of the Company then outstanding entitled to vote generally in the election of directors (the "Company Voting Securities Outstanding"), if such acquisition of Beneficial Ownership results in the Person's beneficially owning (within the meaning of Rule 13d-3 promulgated under the Exchange Act) twenty-five percent (25%) or more of the Company Common Stock Outstanding or twenty-five percent (25%) or more of the combined voting power of the Company Voting Securities Outstanding; provided, that immediately prior to such acquisition such Person was not a direct or indirect Beneficial Owner of fifteen percent (15%) or more of the Company Common Stock Outstanding or fifteen percent (15%) or more of the combined voting power of Company Voting Securities Outstanding, as the case may be; or

    (b) The approval of the stockholders of the Company of a reorganization, merger, consolidation, complete liquidation or dissolution of the Company, the sale or disposition of all or substantially all of the assets of the Company or similar corporate transaction (in each case referred to in this Section 11.2 as a


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



"Corporate Transaction") or, if consummation of such Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly); or

    (c) A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section
11.2 that any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, including any successor to such Rule), or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, shall not be so considered as a member of the Incumbent Board.

        Notwithstanding the provisions set forth in subsections (a) and (b), the following shall not constitute a Change in Control for purposes of this Plan:
(1) any acquisition of shares of Common Stock by, or consummation of a Corporate Transaction with, any Subsidiary or any employee benefit plan (or related trust) sponsored or maintained by the Company or an affiliate; or (2) any acquisition of shares of Common Stock, or consummation of a Corporate Transaction, following which more than fifty percent (50%) of, respectively, the shares then outstanding of common stock of the corporation resulting from such acquisition or Corporate Transaction and the combined voting power of the voting securities then outstanding of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were Beneficial Owners, respectively, of the Company Common Stock Outstanding and Company Voting Securities Outstanding immediately prior to such acquisition or Corporate Transaction in substantially the same proportions as their ownership, immediately prior to such acquisition or Corporate Transaction, of the Company Common Stock outstanding and Company Voting Securities Outstanding, as the case may be.

               ARTICLE 12. AMENDMENT, MODIFICATION AND TERMINATION

        12.1 Amendment, Modification and Termination. The Board may, at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, that, unless approved by the holders of a majority of the total number of Shares of the Company represented and voted at a meeting at which a quorum is present, no amendment shall be made to the Plan if such amendment would (a) materially modify the eligibility requirements provided in
Article 5; (b) increase the total number of Shares (except as provided in Section 4.3) which may be granted under the Plan, as provided in Section 4.1;
(c) extend the term of the Plan; or (d) amend the Plan in any other manner which the Board, in its discretion, determines should become effective only if approved by the stockholders even though such stockholder approval is not expressly required by the Plan or by law. No amendment which requires stockholder approval in order for the Plan to continue to comply with applicable law, including Rule 16b-3 under the Exchange Act, Code Section 162(m) and Code
Section 422, shall be effective unless such amendment shall be approved by the requisite vote of stockholders.

        12.2 Awards Previously Granted. No termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award. The Committee shall, with the written consent of the Participant holding such Award, have the authority to cancel Awards outstanding and grant replacement Awards therefor.

        12.3 Compliance With Code Section 162(m). At all times when the Committee determines that compliance with Code Section 162(m) is desired, all Awards granted under this Plan shall comply with the requirements of Code
Section 162(m). In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards under the Plan, the Committee may, subject to this Article 12, make any adjustments it deem appropriate.

                             ARTICLE 13. WITHHOLDING

        13.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising in connection with an Award under this Plan.

        13.2 Share Withholding. With respect to withholding required upon the exercise of Options, or upon any other taxable event arising as a result of Awards granted hereunder which are to be paid in the form of Shares, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and elections by Insiders shall additionally comply with all legal requirements applicable to Share transactions by such Participants.


                           ARTICLE 14. INDEMNIFICATION

        Each person who is or shall have been a member of the Committee, or the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall be in addition to any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                             ARTICLE 15. SUCCESSORS

        All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.


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



                         ARTICLE 16. LEGAL CONSTRUCTION

        16.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

        16.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

        16.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

        16.4 Regulatory Approvals and Listing. The Company shall not be required to issue any certificate or certificates for Shares under the Plan prior to (i) obtaining any approval from any governmental agency which the Company shall, in its discretion, determine to be necessary or advisable, (ii) the admission of such shares to listing on any national securities exchange on which the Company's Shares may be listed, and (iii) the completion of any registration or other qualification of such Shares under any state or federal law or ruling or regulations of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable. Notwithstanding any other provision set forth in the Plan, if required by the then-current Section 16 of the Exchange Act, any "derivative security" or "equity security" offered pursuant to the Plan to any Insider may not be sold or transferred for at least six (6) months after the date of grant of such Award. The terms "equity security" and "derivative security" shall have the meanings ascribed to them in the then current Rule 16(a)-1 under the Exchange Act.

        16.5 Securities Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

        16.6 Governing Law. To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Georgia.


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